UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

888-468-6473

Richard J. Berthy, President

Trudance L.C. Bakke, Treasurer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – March 31, 2014

Item 1. Schedule of Investments.

WINTERGREEN FUND, INC

STATEMENT OF INVESTMENTS

MARCH 31, 2014 (Unaudited)

Industry
Security Description	Country	Shares	Cost	Fair Value

Common Stocks - 94.0%
Beverages - 4.4%
The Coca-Cola Company	United States	1,892,476	$62,231,846	$73,163,122

Capital Markets - 5.9%
Franklin Resources Inc.	United States	1,835,346	58,912,579	99,439,046

Chemicals - 0.8%
Syngenta AG, Reg	Switzerland	34,321	13,454,918	12,978,350

Diversified Financial Services - 7.2%
Berkshire Hathaway Inc., Class B(a)	United States	911,834	69,782,388	113,951,895
BM&F Bovespa SA	Brazil	1,163,752	8,066,288	5,775,164

			77,848,676	119,727,059

Food Products - 3.9%
Nestlé SA, Reg	Switzerland	857,976	34,589,299	64,587,187

Hotels, Restaurants & Leisure - 13.4%
Galaxy Entertainment Group Ltd.(a)	Hong Kong	791,157	6,530,337	6,879,848
Genting Bhd	Malaysia	5,619,312	12,993,027	17,208,121
Genting Malaysia Bhd	Malaysia	32,978,494	39,348,961	42,416,070
Genting Singapore plc	Singapore	44,336,109	47,941,917	47,053,586
SJM Holdings Ltd.	Hong Kong	12,857,240	32,676,699	36,135,864
Wynn Macau Ltd.	Macau	17,970,375	51,573,471	74,601,441

			191,064,412	224,294,930

Industrial Conglomerates - 8.6%
Jardine Matheson Holdings Ltd.	Hong Kong	2,274,417	53,097,578	143,470,224

Internet Software & Services - 2.0%
Google Inc., Class A(a)	United States	30,094	16,460,522	33,540,064

IT Services - 4.0%
Cielo SA	Brazil	622,970	12,787,354	19,751,636
MasterCard Inc., Class A	United States	629,601	17,280,182	47,031,195

			30,067,536	66,782,831

Metals & Mining - 0.1%
Witwatersrand Consolidated Gold Resources Ltd.(a)	South Africa	872,691	15,233,090	944,973

Oil, Gas & Consumable Fuels - 8.9%
Birchcliff Energy Ltd.(a)	Canada	5,905,042	48,514,127	58,756,637
Canadian Natural Resources Ltd.	Canada	2,361,959	77,625,801	90,525,737

			126,139,928	149,282,374

Real Estate Management & Development - 3.7%
Consolidated-Tomoka Land Co.(b)	United States	1,232,334	54,951,483	49,638,413
Sun Hung Kai Properties Ltd.	Hong Kong	1,025,059	14,965,429	12,554,710

			69,916,912	62,193,123

Road & Rail - 0.9%
Union Pacific Corp.	United States	78,213	11,603,352	14,677,452

Textiles, Apparel & Luxury Goods - 14.8%
Compagnie Financiere Richemont SA	Switzerland	1,038,288	39,704,782	99,125,058
Swatch Group AG, Br	Switzerland	184,025	49,220,292	115,321,362
Swatch Group AG, Reg	Switzerland	288,249	24,337,394	33,420,646

			113,262,468	247,867,066

Tobacco - 15.4%
Altria Group Inc.	United States	1,620,611	47,434,682	60,659,470
British American Tobacco plc	United Kingdom	1,834,526	56,445,118	102,013,262
Gudang Garam Tbk PT	Indonesia	1,358,779	4,551,218	5,908,775
Reynolds American Inc.	United States	1,673,242	60,709,206	89,384,587

			169,140,224	257,966,094

Total Common Stocks			1,043,023,340	1,570,913,895

Warrants - 0.1%		Warrants

Genting Bhd(a)
Expiration Date: December 18, 2018,
Exercise Price: MYR 7.96	Malaysia	1,404,828	641,279	1,247,589

Purchased OTC Call Options - 0.2%		Contracts

Nestlé SA, Reg(a)
Expiration Date: December 15, 2017, Exercise Price: CHF 60	Switzerland	198,149	1,992,567	1,979,137
Expiration Date: December 15, 2017, Exercise Price: CHF 68	Switzerland	325,120	1,988,910	1,835,132

			3,981,477	3,814,269

Short-Term Investments - 5.5%		Principal

U.S. Treasury Obligations - 5.5%
United States Treasury Bills	United States
Maturity Date: 11/13/2014, Yield to Maturity 0.12%		$22,195,000	22,178,822		22,186,299
Maturity Date: 12/11/2014, Yield to Maturity 0.11%		12,995,000	12,984,571		12,988,243
Maturity Date: 01/08/2015, Yield to Maturity 0.09%		8,550,000	8,543,875		8,544,220
Maturity Date: 02/05/2015, Yield to Maturity 0.09%		33,340,000	33,313,087		33,310,561
Maturity Date: 03/05/2015, Yield to Maturity 0.11%		13,945,000	13,930,374		13,930,107

Total U.S. Treasury Obligations			90,950,729		90,959,430

Total Short-Term Investments			90,950,729		90,959,430

Total Investments - 99.8%			$1,138,596,825	*	$1,666,935,183

Other Assets in Excess of Liabilities - 0.2%					3,662,618

Net Assets - 100.0%					$1,670,597,801

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated Issuer. See Note 3.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Selected Abbreviations

Br	Bearer
CHF	Swiss Franc
MYR	Malaysian Ringgit
OTC	Over-the-Counter
Reg	Registered

* Cost for Federal income tax purposes as of March 31, 2014 is substantially the same as for financial statement purposes. Because tax adjustments are calculated annually, the table does not reflect tax adjustments. For the previous fiscal year’s Federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report. Net unrealized appreciation is as follows:

Gross Unrealized Appreciation	$567,219,828
Gross Unrealized Depreciation	(38,881,470)

Net Unrealized Appreciation	$528,338,358

STATEMENT OF FORWARD CURRENCY CONTRACTS

As of March 31, 2014, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
14,300,000 CAD	4/30/2014	SVEN	$13,817,560	$12,926,378	$891,182
4,400,000 CAD	8/5/2014	SVEN	4,186,290	3,968,020	218,270
8,800,000 CAD	9/10/2014	CITI	8,229,683	7,929,217	300,466
40,000,000 CAD	10/21/2014	SVEN	36,283,812	36,006,820	276,992
8,800,000 CAD	12/15/2014	CITI	7,845,934	7,911,208	(65,274)

Net Value of CAD Contracts			70,363,279	68,741,643	1,621,636

To sell:
76,000,000 CHF	4/30/2014	CITI	81,982,687	85,988,901	(4,006,214)
104,000,000 CHF	6/24/2014	SVEN	114,495,203	117,723,299	(3,228,096)
4,200,000 CHF	10/21/2014	SVEN	4,627,130	4,760,077	(132,947)
To buy:
37,400,000 CHF	6/24/2014	SVEN	(41,938,830)	(42,335,110)	396,280

Net Value of CHF Contracts			159,166,190	166,137,167	(6,970,977)

To sell:
16,400,000 GBP	9/10/2014	CITI	26,720,028	27,306,765	(586,737)
14,200,000 GBP	12/15/2014	CITI	23,547,860	23,620,359	(72,499)

Net Value of GBP Contracts			50,267,888	50,927,124	(659,236)

To sell:
21,800,000 NOK	4/11/2014	SVEN	3,480,232	3,639,194	(158,962)
To buy:
21,800,000 NOK	4/11/2014	SVEN	(3,641,587)	(3,639,194)	(2,393)

Net Value of NOK Contracts			(161,355)	-	(161,355)

To sell:
23,400,000 SGD	4/30/2014	SVEN	18,508,997	18,602,728	(93,731)
8,750,000 SGD	6/24/2014	SVEN	6,994,377	6,956,370	38,007
To buy:
2,400,000 SGD	4/30/2014	SVEN	(1,894,164)	(1,907,972)	13,808

Net Value of SGD Contracts			23,609,210	23,651,126	(41,916)

Net Value of Outstanding Forward Currency Contracts			$303,245,212	$309,457,060	$(6,211,848)

Currencies:	Counterparties:
CAD = Canadian Dollar	CITI = Citibank, N.A.
CHF = Swiss Franc	SVEN = Svenska Handelsbanken
GBP = British Pound
NOK = Norwegian Krone
SGD = Singapore Dollar
USD = U.S. Dollar

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and the Investor Class inception date was October 17, 2005. The Institutional Class inception date was December 30, 2011. The Institutional Class shares do not have a distribution fee. The Fund is authorized to issue 500,000,000 shares of beneficial interest with $0.001 per share par value of Investor Class shares and 500,000,000 shares of beneficial interest with $0.001 per share par value of Institutional Class shares. The Fund seeks capital appreciation and may invest a substantial portion of its assets in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — The Fund calculates the net asset value per share of each class on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE (normally 4:00 pm Eastern Time). Long and short portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued 1) at the last quoted sale price for securities that are traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) or, in the absence of a sale, 2) at the mean of the last bid and ask prices, except for open short positions, which are valued at the last ask price. For securities traded or dealt on more than one exchange, or on the over-the-counter (“OTC”) market, quotations from a securities market in which the security is traded are used. For an option, the last reported sale price on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which OTC market quotations are readily available generally shall be valued at the mean of the current bid and ask prices. Derivatives (including OTC options) not traded or dealt on any securities exchange for which market quotations are readily available or are determined to be unreliable, shall be valued by an independent pricing agent. Money market instrument investments with less than 60 days to maturity are valued at amortized cost, which approximates fair value.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued using dealer quotations.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), and carried out by the appointed Valuation Committee, when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s Investment Manager; or 3) securities are determined to be illiquid. As of March 31, 2014 the Fund did not hold any illiquid securities or securities valued at fair value by the Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. The three levels defined by the hierarchy are as follows:

- Level 1 - unadjusted quoted prices in active markets for identical assets

- Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities.

Pursuant to the Fund’s security valuation procedures noted previously, equity securities, which includes options and warrants, (foreign or domestic) that are actively traded on a securities exchange are valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Foreign currencies that are actively traded are fair valued based on the unadjusted quoted price from the applicable market, and to the extent valuation adjustments are not applied to these balances, they are categorized as Level 1. Forward currency contracts are fair valued using various inputs and techniques, which include actual trading information, and foreign currency exchange rates. To the extent that these inputs are observable and timely, the fair values of forward currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options valued by an independent pricing agent are classified as Level 2 investments. Investments for which there are no such quotations, or for which quotations do not appear to represent fair value, are valued at fair value using methods determined in good faith by the Valuation Committee. These fair valuations may be categorized as Level 2 or Level 3, depending on the valuation inputs.

The following table summarizes the valuation of the Fund’s assets and liabilities under the fair value hierarchy levels as of March 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,570,913,895	$-	$-	$1,570,913,895
Warrants*	1,247,589	-	-	1,247,589
Equity Risk Exposure:
Purchased OTC Call Options*	-	3,814,269	-	3,814,269
Short-Term Investments*	-	90,959,430	-	90,959,430

Total Investments in Securities	$1,572,161,484	$94,773,699	$-	$1,666,935,183

Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$-	$2,135,005	$-	$2,135,005

Liabilities
Foreign Exchange Risk Exposure:
Forward Currency Contracts^	$-	$8,346,853	$-	$8,346,853

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.
^	Forward currency contracts are valued at the unrealized appreciation (depreciation) on the instruments.

The Fund’s policy is to disclose transfers between all levels based on valuations at the end of the reporting period. As of March 31, 2014 there were no transfers made between levels compared to the valuation input levels on December 31, 2013. The Fund did not invest in any Level 3 securities during the period.

Security Transactions, Investment Income, and Realized Gain/Loss — Security transactions are accounted for on trade date plus one (trade date on calendar quarter end dates). Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the realized gain and loss for both financial statement and Federal income tax purposes.

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency transactions in the Statement of Operations within the Fund’s Annual Report and Semi-Annual Report.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Forward Currency Contracts — During the period ended March 31, 2014, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts as measured by the difference between the forward rates at the dates of entry into the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations within the Fund’s Annual Report and Semi-Annual Report.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual amounts could differ from those estimates.

Note 3. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company’s outstanding voting stock.

Investments in affiliated companies for the Fund as of March 31, 2014, are shown below:

Name of issuer	Number of shares held at December 31, 2013	Gross additions	Gross reductions	Number of shares held at March 31, 2014	Fair value at March 31, 2014	Investment income	Realized capital gain/loss
Consolidated-Tomoka Land Co.	1,232,334	-	-	1,232,334	49,638,413	$-	$-

Note 4. Disclosures about Investment Risks and Hedging Activities

The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic stability; and currency and interest rate and price fluctuations.

The Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks the Fund may attempt to manage through investing in derivative instruments include, but are not limited to, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Market, Counterparty, and Credit Risks — Market risk is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, and fluctuations in security prices. Credit risk involves the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. The Investment Manager is responsible for determining the value of the underlying collateral relating to a derivative instrument. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and forward currency contracts and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities within the Fund’s Annual Report and Semi-Annual Report.

Note 5. Forward Currency Contracts

A forward currency contract is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward currency contracts can help manage the risk of changes in currency exchange rates. These contracts are marked-to-market at the applicable translation rates. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Fund’s Statement of Assets and Liabilities within the Fund’s Annual Report and Semi-Annual Report.

Note 6. Subsequent Events

In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

THE STATEMENT OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S AUDITED ANNUAL REPORT OR UNAUDITED SEMI-ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

Item 2. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Wintergreen Fund, Inc.

By (Signature and Title)               /s/ Richard J. Berthy

Richard J. Berthy, President

Date: 5/21/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)               /s/ Richard J. Berthy

Richard J. Berthy, President

Date: 5/21/2014

By (Signature and Title)               /s/ Trudance L.C. Bakke

Trudance L.C. Bakke, Treasurer

Date: 5/21/2014